Item 1: Report to Shareholders

Institutional Large-Cap Growth Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Defying increasing energy prices, rising short-term interest rates, and persistent inflation fears, U.S. stocks generated positive returns for a third consecutive year in 2005. The year’s pattern of stock returns was similar to 2004, with much of the return coming in the final quarter. Large-cap growth shares led the fourth-quarter charge, despite fallout from the Gulf Coast hurricanes. Growth stocks outperformed value for the past six months, potentially marking a welcome reversal to a long-established trend.

The Institutional Large-Cap Growth Fund returned 8.04% in the year’s second half, accounting for all of the 7.70% gain for the 12 months ended December 31, 2005. Our results for the full year were mediocre on an absolute basis, but they were solidly better than the style-specific Russell 1000 Growth Index. We trailed our Lipper peer group for the past six months, in part because competitor funds had greater exposure to the energy sector. However, we were modestly ahead for the 12-month period. In the past six months, the portfolio’s absolute results benefited from strong contributions in health care, financials, and information technology.

MARKET ENVIRONMENT

The U.S. economy was resilient in the face of numerous challenges over the last six months. GDP growth exceeded 3%, job growth was steady, and unemployment hovered around 5%. Corporate earnings growth was solid even as oil prices spiked to $70 per barrel after Hurricane Katrina severely disrupted energy production along the Gulf Coast. Late in the year, a sharp decline in energy costs helped buoy consumer sentiment and temper inflation fears. However, the decline proved short-lived as concerns over potential supply disruptions in Iran and Nigeria have overcome warm temperatures and rising inventories to drive oil prices back into the upper $60 range in early 2006.

Federal Reserve officials acknowledged the economic uncertainty stemming from hurricane damage and elevated energy costs but concluded that the effects on the economy would be temporary and persisted in raising short-term interest rates in quarter-point increments. That said, we believe the Fed may be nearing the end of its rate-tightening program. According to the recently released minutes of its December 13 meeting, central bank officials no longer characterize monetary policy as “accommodative.”

STRATEGY REVIEW

Your portfolio’s long-term results are driven by an investment philosophy that favors select companies offering sustainable earnings and cash flow growth. This strategy looks for businesses that dominate a lucrative niche, giving them the ability to preserve earnings momentum even during times of slow economic growth. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we’ve selected a suitable investment candidate, we wait for opportunities to establish or increase positions at prices that we believe will generate compelling returns.

INVESTMENT REVIEW

Despite heavy Tysabri-related losses in Elan and Biogen Idec in February, we posted good 12-month results in the health care sector due to strong stock selection and our long-held underweight in pharmaceuticals. The health care sector was also the portfolio’s best contributor in the second half of 2005. Our holdings in the health care services area performed well—reflecting another in a string of very good years for UnitedHealth Group and WellPoint. Earlier in the year, we added Caremark RX, a leader in prescription drug management programs, and it has been a solid performer. We also recently established a position in health care benefits provider Humana. We think both Humana and Caremark are favorably positioned to reap rewards from the evolving government-sponsored programs, particularly Medicare HMOs and the new prescription drug benefit. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Biotech holding Gilead Sciences performed well, and we took profits, although we intend to maintain a core position. Earnings estimates are increasing, thanks to royalties on Tamiflu and market share gains in Gilead’s core HIV business. Genentech continued to power ahead in the second half. As investors more fully recognized the growth potential of the company’s cancer products, including Herceptin, Avastin, and Tarceva, we took some profits in Genentech as well. Amgen’s shares rallied from the mid-$60s into the low $80s in the wake of the release of surprisingly strong midyear earnings.

We added Cardinal Health in the fourth quarter. Cardinal operates in four businesses, all of which should recover from depressed levels of profitability or business activity. Their largest business is distributing pharmaceuticals to hospitals, pharmacies, and nursing homes. While the drug distribution business has gone through tremendous turmoil over the past few years, we believe that profitability levels have been reset. As a result, revenues and profits should grow with the prescription drug industry. Profit growth could benefit further from the large number of blockbuster drugs losing patent protection in the next two years. Cardinal’s other three divisions—medical products, pharmaceutical technologies, and clinical technologies—account for about 60% of operating profit. Together, these businesses should generate high single-digit top-line growth and significant margin improvement, leading to better than 15% consolidated earnings growth for the next couple of years. While Cardinal may not be one of the portfolio’s fastest-growing investments, its growth should be solid. Its margins are currently depressed and have room to grow, and it generates great cash flow. Management is committed to returning half of the cash flow to shareholders as reflected by a recently announced $1 billion share repurchase program.

Financials, especially capital markets holdings, performed favorably in the second half. We initiated a position in Legg Mason, and it has rallied almost 20% since our initial purchase. Our investment thesis was partially based on expected benefits from the company’s acquisition of Citigroup Asset Management. We are particularly intrigued by the potential for Smith Barney’s brokerage force to distribute Legg Mason’s mutual funds. Franklin Resources, State Street, Ameritrade, and Charles Schwab were also very solid performers. We took profits in Franklin Resources and eliminated Charles Schwab in the fourth quarter after both stocks surged.

As we said earlier, our underweight in energy detracted from relative performance, although the sector was a solid overall contributor due to stock selection. Schlumberger and Transocean were two of our better stocks in the second half. We reduced our exposure to both names as the risk and reward tradeoff in the energy sector has become less attractive. There is little reliable information about the amount of incremental oil supply that can be developed to meet increasing demand from China and other emerging markets. What we do know is that incremental capacity is likely to come from less politically stable regions, including Latin America, West Africa, the Middle East, and Russia. However, we also know that demand growth in the United States slowed in 2005 and that inventory levels appear to be healthy, despite the loss of supply resulting from the hurricanes. When combined with increasingly positive market sentiment and arguably stretched valuations, we don’t believe now is the time to be adding to our energy holdings.

The information technology sector was home to the portfolio’s two best absolute contributors for the past six months, Red Hat and Google, as well as the largest detractor, Dell. Dell’s sales growth has been disappointing relative to market (and our) expectations in the second half of 2005. However, we maintain a large position for several reasons. Many of the market’s concerns are well known and already factored into the current price. More important, Dell’s absolute growth rates remain attractive and are likely to be sustained as the company increases its sales outside of the U.S. and in segments other than personal computers. Additionally, the release of Microsoft’s next operating system may act as a catalyst for corporate PC upgrades. Finally, Dell has spent aggressively over the last few years to build its infrastructure in Europe and Asia. This front-loaded spending should begin to pay off in the second half of 2006 as international sales volumes build. The company appears inexpensive versus its healthy cash flow, high return on capital, and potential to produce 15% earnings per share growth.

Google sustained powerful business and share price momentum throughout 2005. While we acknowledge the growth potential of online advertising and Google’s dominant market position, the shares increasingly reflect the positives without consideration for challenges that the company is likely to encounter on the way. As a result, we have reduced our position size. Long term, we intend to maintain exposure to Google and Yahoo! because we suspect the migration of advertising dollars online is in its infancy.

Growth in global positioning systems (GPS) and related location-based services drove the addition of Navteq, Harman International, and Garmin in 2005. Navteq makes maps and related software for GPS devices, Harman manufactures built-in navigation systems for the auto industry, and Garmin makes portable navigation devices. While there are unique aspects to each investment, they all boast financial strength and market leadership, and are well positioned to benefit from the rapid adoption of navigation-related devices and services.

Before moving on to our outlook for the coming year, I want to address the portfolio’s largest holding, General Electric. Under Jeff Immelt, GE has made several portfolio changes and operational improvements that should drive future growth. It has extricated itself from the slower-growth insurance business and acquired faster-growth health care and media assets. The company’s long-cycle businesses—aircraft engines and power—should perform well regardless of the economic environment. The GE Capital unit, particularly the consumer finance division, is also well positioned to expand abroad. We are confident that GE can generate mid-teens per share earnings growth. The stock trades at just 17 times our estimate for 2006, ROE is rising, the quality of earnings has increased significantly, and the company has ample capital to buy back stock. Moreover, we’re getting about a 3% dividend yield. It may not be the sizzle in the portfolio, but we believe GE is the steak—a solid core holding—which is why we added significantly to our position in the fourth quarter.

OUTLOOK

In our report to investors six months ago, we characterized the first half of 2005 as a “digestion phase,” and, as anticipated, the environment for large-cap stocks improved markedly in the second half of the year. Looking ahead to 2006, we think the market may again face a period of consolidation early in the year, which could set the stage for a meaningful rally. We expect the Fed to stop raising rates by midyear in response to slower economic growth and easing inflation. This, combined with a broad reduction in energy prices, if it were to occur, would provide a powerful tailwind to stocks broadly and consumer-related stocks in particular.

The earnings outlook may act as a headwind for the market in early 2006. In addition to slowing economic and corporate profit growth, 2006 marks the first calendar year that all companies will recognize an expense for employee stock options. In some cases, investors may be disturbed by the magnitude of the expense, especially for many technology companies. When companies report their fourth-quarter earnings and offer guidance for 2006, we anticipate that market participants may not be all that enthusiastic about what they hear.

For the full year, we suspect that if short-term interest rates and inflation stabilize, slower profit growth will be good enough to drive solid stock returns. Regardless, large stocks look less expensive than small-caps, and growth companies appear to be more attractively priced than traditional value companies, which, in aggregate, suggests that the risk and reward tradeoff favors the large-cap growth strategy for the next few years.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

Robert W. Smith
Investment Advisory Committee member

Larry J. Puglia
Investment Advisory Committee member

January 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

Portfolio Highlights

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2005

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2005
(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Affiliated companies (cost $6,221)	$	6,221
Non-affiliated companies (cost $180,708)		198,538
Total investments in securities		204,759
Receivable for shares sold		459
Dividends and interest receivable		171
Other assets		31
Total assets		205,420
Liabilities		
Payable for investment securities purchased		666
Investment management fees payable		82
Payable for shares redeemed		39
Due to affiliates		5
Other liabilities		22
Total liabilities		814
NET ASSETS	**$**	**204,606**
Net Assets Consist of:		
Undistributed net investment income	$	135
Undistributed net realized gain		441
Net unrealized gain		17,830
Paid-in capital applicable to 14,789,339 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		186,200
NET ASSETS	**$**	**204,606**
NET ASSET VALUE PER SHARE	**$**	**13.83**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
($ 000s)

Year Ended 12/31/05
Investment Income	
Income	
Dividend	$ 903
Interest	2
Total income	905
Expenses	
Investment management	581
Custody and accounting	110
Registration	58
Legal and audit	16
Prospectus and shareholder reports	11
Directors	6
Shareholder servicing	1
Miscellaneous	7
Reductions/repayments of fees and expenses	
Investment management fees waived	(142)
Total expenses	648
Net investment income	257
Realized and Unrealized Gain	
Net realized gain on securities	442
Change in net unrealized gain on securities	11,404
Net realized and unrealized gain	11,846
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 12,103**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
($ 000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2005

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $196,656,000 and $67,216,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005, totaled $141,000 and were characterized as ordinary income for tax purposes.

At December 31, 2005, the tax-basis components of net assets were as follows:

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $186,929,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.55% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. The fund’s expense limitation was 0.65% through August 31, 2005, and was lowered to 0.58% effective September 1, 2005, through April 30, 2007. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2009. Pursuant to this agreement, at December 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $290,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $6,000 for T. Rowe Price Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/ or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $111,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $6,221,000 and $461,000, respectively.

As of December 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 205,076 shares of the fund, representing 2% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Large-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

Tax Information (Unaudited) for the Tax Year Ended 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $19,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $257,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $257,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios	Principal Occupation(s) During Past 5 Years
Overseen]	and Directorships of Other Public Companies

Jeremiah E. Casey** (1940)	Director, National Life Insurance (2001 to 8/05); Director, The Rouse Company, real estate developers (1990 to 2004)
2005 [59]

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Chairman of the Board,
2001 [113]	and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004); Director, Mercantile Bank
(4/03 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and Chief
1996 [113]	Executive Officer, The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp. and Golden Star
1996 [113]	Resources Ltd. (5/00 to present) and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn (1943)	Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003); Managing Director
2003 [113]	and Head of International Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company and
Georgia Pacific

F. Pierce Linaweaver (1934)	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
2001 [113]

Theo C. Rodgers*** (1941)	President, A&R Development Corporation
2005 [97]

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate
2001 [113]	Advisors, L.P.; Director, AMLI Residential Properties Trust

*Each independent director serves until retirement, resignation, or election of a successor.
** Elected effective October 19, 2005.
*** Elected effective April 1, 2005.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

James A.C. Kennedy, CFA (1953)	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset
1997 [45]	Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.

James S. Riepe (1943)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
1996 [113]	Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price
Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Institutional Equity Funds	Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional Equity Funds	International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer, Institutional Equity Funds	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Institutional Equity Funds

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe
Vice President, Institutional Equity Funds	Price Group, Inc., and T. Rowe Price International, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Institutional Equity Funds	T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Institutional Equity Funds	Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	Trust Company

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Charles G. Pepin (1966)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price
President, Institutional Equity Funds	and T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price
Trust Company

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	International, Inc.

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Institutional Equity Funds

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional Equity Funds	International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,260	$6,960
Audit-Related Fees	467	980
Tax Fees	2,062	1,887
All Other Fees	393	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006